Unit-Based Compensation	12 Months Ended
Dec. 31, 2022
Share-based Payment Arrangement [Abstract]
Unit-Based Compensation	Unit-Based Compensation
In June 2021, a total of 26,985 common units, with an aggregate value of $0.4 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2021. These common units were fully vested upon grant. During 2020, the Company awarded 29,595 common units, as compensation to non-management directors. The awards were fully vested in June 2020. The compensation to the non-management directors is included in general and administrative expenses on the Company’s consolidated statements of income.
During 2021 and 2020, the Company granted 67,102 and 243,940 restricted units awards, respectively, with grant date fair values of $1.1 million and $3.1 million, respectively, to certain of the Company’s employees and to certain employees of Teekay’s subsidiaries who provided services to the Company, based on the Company’s closing common unit price on the grant date. Each restricted unit was equal in value to one of the Company's common units plus reinvested distributions from the grant date to the vesting date. The restricted units awards vested equally over three years from the grant date. Any portion of a restricted unit award that was not vested on the date of a recipient’s termination of service was canceled, unless their termination arose as a result of the recipient’s retirement, and in this case, the restricted unit award would continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards was paid to each recipient in the form of common units, net of withholding tax. During the years ended 2021 and 2020, the Company recorded an expense of $2.0 million and $2.1 million, respectively, related to the restricted units and common units.
At the effective time of the Merger on January 13, 2022, each restricted unit award granted pursuant to the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan that was outstanding immediately prior to the effective time, whether or not vested, was automatically vested, cancelled and converted into the right to receive an amount in cash equal to $17.00 multiplied by the number of common units subject to such restricted unit award held by the holder thereof, less applicable taxes. The amount of compensation cost for these restricted unit awards as measured at the grant date but not yet recognized as of the cancellation date was $2.7 million, which has been included in general and administrative expenses for the year ended December 31, 2022 in the Company's consolidated statement of income.